4878-2715-1439 v.3 Execution Version FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 1, 2023 (the “Effective Date”), among AMERICAN HEALTHCARE REIT HOLDINGS, LP, a Delaware limited partnership (“Borrower”), AMERICAN HEALTHCARE REIT, INC., a Maryland corporation (“Parent”), each other Guarantor (defined below) that is a party hereto, each Lender (defined below) that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”). R E C I T A L S A. Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 19, 2022 (as amended from time to time, the “Credit Agreement”), executed by Borrower, Parent, certain Subsidiaries of Parent, as Guarantors (together with Parent, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (herein so called) party thereto, and Bank of America, N.A., as Administrative Agent and an L/C Issuer, the other L/C Issuers party thereto (Administrative Agent, L/C Issuers, and Lenders are individually referred to herein as a “Lender Party” and collectively referred to herein as the “Lender Parties”). B. The Credit Parties have requested, and Administrative Agent and the Lenders party hereto have agreed, to amend certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections. 2. Amendments to the Credit Agreement. (a) Section 6.12(a) is hereby deleted in its entirety and replaced with the following: (a) Consolidated Leverage Ratio. The Credit Parties shall cause the Consolidated Leverage Ratio (i) as of the end of each fiscal quarter ending on or prior to December 31, 2022, to be equal to or less than 60%, (ii) as of the end of the fiscal quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, to be equal to or less than 65%, and (iii) as of the end of each fiscal quarter ending on or after December 31, 2023, to be equal to or less than 60%; provided that, for the four consecutive quarters following any Significant Acquisition consummated after December 31, 2023 (each such period, a “Leverage Bulge Period”), such ratio may exceed 60% so long as it does not exceed 65%, but only if the Consolidated Leverage Ratio was equal to or less than 60% for at least one (1) fiscal quarter following any immediately prior Leverage Bulge Period. (b) Section 6.12(d) is hereby deleted in its entirety and replaced with the following: (d) Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall cause the Consolidated Fixed Charge Coverage Ratio, (i) as of the end of each fiscal quarter ending on or prior to December 31, 2022, to be equal to or greater than 1.75 to 1.00, (ii) as of the end of the fiscal quarters ended March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, to be equal to or greater than 1.25 to 1.00, (iii) as of the end of the fiscal quarters ended March 31, 4878-2715-1439 v.3 2 2024 and June 30, 2024, to be equal to or greater than 1.50 to 1.00 and (iv) as of the end of each fiscal quarter ending on or after September 30, 2024. to be equal to or greater than 1.75 to 1.00. (c) Section 6.12(g) is hereby deleted in its entirety and replaced with the following: (g) Consolidated Unencumbered Interest Coverage Ratio. The Credit Parties shall cause the Consolidated Unencumbered Interest Coverage Ratio, (i) as of the end of each fiscal quarter ending on or prior to December 31, 2022, to be equal to or greater than 2.00 to 1.00, (ii) as of the end of the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, to be equal to or greater than 1.50 to 1.00, (iii) as of the end of the fiscal quarter ending on December 31, 2023, to be equal to or greater than 1.75 to 1.00 and (iv) as of the end of each fiscal quarter ending on or after March 31, 2024, to be equal to or greater than 2.00 to 1.00. 3. Amendments to Other Credit Documents. (a) All references in the Credit Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased. (b) Any and all of the terms and provisions of the Credit Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein. 4. Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives fully executed counterparts of this Amendment signed by the Credit Parties, Administrative Agent and the Required Lenders; (b) the representations and warranties in this Amendment are true and correct in all material respects; (c) after giving effect to this Amendment, no Default or Event of Default exists; (d) Borrower pays (i) to Administrative Agent, for the benefit of each Lender that executes this Amendment, an amendment fee in the amount of $7,500 for each such Lender, and (ii) the reasonable fees and expenses of Administrative Agent’s counsel. 5. Ratifications. Each Credit Party hereby (a) ratifies and confirms all provisions of the Credit Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to the Lender Parties under the Credit Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens. 6. Representations. Each of Credit Party represents and warrants to the Lender Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Credit Party of this Amendment; (c) the Credit Documents, as amended by this Amendment, are valid and binding upon each 4878-2715-1439 v.3 3 Credit Party that is a party thereto and are enforceable against each Credit Party that is a party thereto in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which any Credit Party is a party or by which any Credit Party is bound; (e) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (without duplication of any materiality standards set forth therein) on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality standards set forth therein) as of such earlier date; and (f) after giving effect to this Amendment, no Default or Event of Default exists. 7. Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. 8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed - and its performance enforced - under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes a Credit Document. 9. Parties. This Amendment binds and inures to the Credit Parties and the Lender Parties and their respective successors and permitted assigns. 10. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [Remainder of Page Intentionally Left Blank; Signature Page(s) Follow(s).]

Signature Page to First Amendment to Amended and Restated Credit Agreement TRUIST BANK, as a Lender By: Name: Ryan Almond Title: Director